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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in Amendment No. 1 to Registration Statement (No. 333-89479) of World Access, Inc. on Form S-4 of our report, dated December 9, 1998, on the consolidated financial statements of FaciliCom International, Inc. and subsidiaries, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

                                   /s/ Deloitte & Touche LLP

Pittsburgh, Pennsylvania
November 2, 1999